UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM ABS-15G
ASSET-BACKED SECURITIZER REPORT
PURSUANT TO SECTION 15G OF THE
SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐    Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period ________________ to ________________

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1) 

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i) 

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(ii) 

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: 0001518859

CPS Auto Receivables Trust 2016-A
(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable): Not applicable

Central Index Key Number of underwriter (if applicable): Not applicable

Mark Creatura  (949) 753-6800
Name and telephone number, including area code, of the person to contact in connection with the filing

PART II: FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01                          Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

Attached as Exhibit 1 to this Form ABS-15G is the Independent Accountants’ Report on Applying Agreed-Upon Procedures dated January 7, 2016, with respect to certain agreed-upon procedures performed by a third-party due diligence provider.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPS RECEIVABLES FIVE LLC
(Depositor)

      By:   /s/ Mark Creatura
Name: Mark Creatura
Title: Secretary

Date: January 12, 2016

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report
On Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)
Citigroup Global Markets Inc.
(together, the “Specified Parties”)

Re:            CPS Auto Receivables Trust 2016-A, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of automobile retail installment sale contract receivables which we were informed are intended to be included as collateral in the offering of the Notes.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted.  Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Initial Receivables” means automobile retail installment sale contracts secured by new and used automobiles, light trucks, vans, and minivans purchased by the Company.

•
The phrase “Preliminary Detailed Receivables List” means an electronic data file, prepared by the Company, detailing 12,275 Initial Receivables and their related attributes as of the close of business on December 11, 2015. We received this electronic data file from the Company on December 17, 2015. The Company is responsible for the Preliminary Detailed Receivables List.

•
The term “Sample” means 150 Initial Receivables that we randomly selected from the Preliminary Detailed Receivables List, as instructed by the Specified Parties. The Sample is attached hereto as Exhibit A.

•
The phrase “Installment Sale Contract” means a scanned copy of the legal document or documents, executed by the Obligor and maintained and supplied to us by the Company, that includes information such as the Obligor’s Name, Original Amount Financed, Original Term, Scheduled Monthly Payment Amount, Annual Percentage Rate (“APR”), Type of Vehicle Financed (“New” or “Used”), Vehicle Make and Vehicle Model. We make no representation regarding the accuracy of the scanning process or the execution of the Installment Sale Contract by the Obligor.

•	The term “Obligor” means the borrower(s) stated on the Installment Sale Contract.

•
The phrase “Receivable File” means any file containing some or all of the following documents: Installment Sale Contract, Addendum to the Installment Sale Contract, Retail Installment Sale Contract Simple Interest Finance Change letter, Certificate of Title, Application for Title or Dealer Guarantee of Title Delivery, Application for Registration, Dealer’s Report of Sale, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and Credit Application. The Receivable File, maintained and furnished to us by the Company, was represented to be a copy of the original Receivable File scanned by the Company into its internal database system (the “Database System”). The scanned copy was either printed from the Database System or viewed on the Database System using one of the Company’s computer terminals. We make no representation regarding the accuracy of the scanning process.

I.           THE SAMPLE

At the request of the Specified Parties, we performed the following procedures with respect to the Sample. For each Initial Receivable in the Sample, we performed the specific procedures listed using the respective Receivable File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Preliminary Detailed Receivables List to the Receivable File for each of the attributes identified constituted an exception.

1.	We compared the Obligor’s Name per the Preliminary Detailed Receivables List to the Obligor’s Name appearing on the Installment Sale Contract.

2.
We obtained the Receivable File by keying the Receivable Number from the Preliminary Detailed Receivables List into the Database System and compared the Receivable Number to the corresponding Receivable File.

3.
We compared the Contract Date and Original Term per the Preliminary Detailed Receivables List to the corresponding information in the Installment Sale Contract or the Addendum to the Installment Sale Contract.

4.
We compared the Original Amount Financed per the Preliminary Detailed Receivables List to the corresponding information appearing on the Installment Sale Contract or the Addendum to the Installment Sale Contract.

5.
We compared the Scheduled Monthly Payment Amount per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract, the Addendum to the Installment Sale Contract, or the Retail Installment Sale Contract Simple Interest Finance Change letter (as applicable).  For purposes of this procedure, the Company instructed us to deem the Scheduled Monthly Payment Amount to be in agreement if the difference was not greater than $0.01.

6.
We compared the APR per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract, the Addendum to the Installment Sale Contract, or the Retail Installment Sale Contract Simple Interest Finance Change letter (as applicable). For purposes of this procedure, the Company instructed us to deem the APR to be in agreement if the difference was not greater than 0.01%.

7.
We compared the Type of Vehicle Financed (“New” or “Used”) per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract or the Addendum to the Installment Sale Contract.  As instructed by the Company, an entry of “C” in the Vehicle Type field (VLNEWU) in the Preliminary Detailed Receivables List represented “Used.”

8.	We compared the Vehicle Make per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract or the Addendum to the Installment Sale Contract.

9.	We compared the Vehicle Model per the Preliminary Detailed Receivables List to the corresponding information on the Installment Sale Contract or Addendum to the Installment Sale Contract.

10.
We observed the presence of an original or photocopy of a Certificate of Title, Application for Title or Dealer Guarantee of Title Delivery, Application for Registration or Dealer’s Report of Sale (each, a “Title Document”) in the Receivable File and noted that the Company’s name (“CPS, Inc.” or “Consumer Portfolio Services”) appeared in the security interest section of the Title Document.  We make no representation regarding the validity of the evidence of title.

11.
We observed the presence of an original or a photocopy of an Agreement to Provide Insurance Form or an Insurance Verification Form in the Receivable File. In the event an Agreement to Provide Insurance Form or an Insurance Verification Form was not found, the Company instructed us to view a screenshot from the Company’s Insurance Verification system. We noted an insurance company name or a policy number on the Agreement to Provide Insurance Form, Insurance Verification Form, or screenshot from the Company’s Insurance Verification system. We make no representation regarding the validity or enforceability of the Agreement to Provide Insurance or Insurance Verification Form or the authenticity of the screenshots from the Company’s Insurance Verification system.

12.
We observed the presence of an original or photocopy of a signed Credit Application in the Receivable File. We make no representation regarding the completeness of the Credit Application or the authenticity of the signature(s) on the Credit Application.

The information regarding the Sample was found to be in agreement with the respective information appearing in the Receivable File.  There were no conclusions that resulted from the procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Preliminary Detailed Receivables List.  Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Preliminary Detailed Receivables List and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Initial Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Preliminary Detailed Receivable List, the Receivable Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Initial Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Initial Receivables being securitized, (iii) the compliance of the originator of the Initial Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Initial Receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Consumer Portfolio Services, Inc. and Citigroup Global Markets Inc. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

January 7, 2016

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A

The Sample

Sample Number	Initial Receivable Number	Sample Number	Initial Receivable Number	Sample Number	Initial Receivable Number

1	2016A001	51	2016A051	101	2016A101
2	2016A002	52	2016A052	102	2016A102
3	2016A003	53	2016A053	103	2016A103
4	2016A004	54	2016A054	104	2016A104
5	2016A005	55	2016A055	105	2016A105
6	2016A006	56	2016A056	106	2016A106
7	2016A007	57	2016A057	107	2016A107
8	2016A008	58	2016A058	108	2016A108
9	2016A009	59	2016A059	109	2016A109
10	2016A010	60	2016A060	110	2016A110
11	2016A011	61	2016A061	111	2016A111
12	2016A012	62	2016A062	112	2016A112
13	2016A013	63	2016A063	113	2016A113
14	2016A014	64	2016A064	114	2016A114
15	2016A015	65	2016A065	115	2016A115
16	2016A016	66	2016A066	116	2016A116
17	2016A017	67	2016A067	117	2016A117
18	2016A018	68	2016A068	118	2016A118
19	2016A019	69	2016A069	119	2016A119
20	2016A020	70	2016A070	120	2016A120
21	2016A021	71	2016A071	121	2016A121
22	2016A022	72	2016A072	122	2016A122
23	2016A023	73	2016A073	123	2016A123
24	2016A024	74	2016A074	124	2016A124
25	2016A025	75	2016A075	125	2016A125
26	2016A026	76	2016A076	126	2016A126
27	2016A027	77	2016A077	127	2016A127
28	2016A028	78	2016A078	128	2016A128
29	2016A029	79	2016A079	129	2016A129
30	2016A030	80	2016A080	130	2016A130
31	2016A031	81	2016A081	131	2016A131
32	2016A032	82	2016A082	132	2016A132
33	2016A033	83	2016A083	133	2016A133
34	2016A034	84	2016A084	134	2016A134
35	2016A035	85	2016A085	135	2016A135
36	2016A036	86	2016A086	136	2016A136
37	2016A037	87	2016A087	137	2016A137
38	2016A038	88	2016A088	138	2016A138
39	2016A039	89	2016A089	139	2016A139
40	2016A040	90	2016A090	140	2016A140
41	2016A041	91	2016A091	141	2016A141
42	2016A042	92	2016A092	142	2016A142
43	2016A043	93	2016A093	143	2016A143
44	2016A044	94	2016A094	144	2016A144
45	2016A045	95	2016A095	145	2016A145
46	2016A046	96	2016A096	146	2016A146
47	2016A047	97	2016A097	147	2016A147
48	2016A048	98	2016A098	148	2016A148
49	2016A049	99	2016A099	149	2016A149
50	2016A050	100	2016A100	150	2016A150

(*) The Company has assigned a unique eight digit number to each Initial Receivable in the Preliminary Detailed Receivables List. The Initial Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.